UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

CAPSTAR FINANCIAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Tennessee	001-37886	81-1527911
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

1201 Demonbreun Street, Suite 700

Nashville, Tennessee 37203

(Address of Principal Executive Offices) (Zip Code)

(615) 732-6400

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS	TRADING SYMBOL	NAME OF EXCHANGE
Common Stock, $1.00 par value per share	CSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Introductory Note

This Current Report on Form 8-K is being filed by Old National Bancorp, an Indiana corporation (“Old National”), successor by merger to CapStar Financial Holdings, Inc., a Tennessee corporation (“CapStar” or the “registrant”) in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), by and between CapStar and Old National.

Item 1.01	Entry into a Material Definitive Agreement.

In connection with the consummation of the Merger (as defined below), on April 1, 2024 (the “Closing Date”), CapStar, Old National and UMB Bank, National Association (“UMB Bank”) entered into that certain Supplemental Indenture No. 1 to the Indenture, dated as of June 29, 2020, by and between CapStar and UMB Bank (the “Indenture”), pursuant to which Old National assumed all of the obligations of CapStar under the Subordinated Notes (as defined in the Indenture) and the Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Effective as of the Closing Date, CapStar completed its previously announced transaction with Old National (the “Closing”). Pursuant to the Merger Agreement, on the Closing Date, CapStar merged with and into Old National, with Old National continuing as the surviving entity (the “Merger”). Immediately following the Merger, CapStar’s wholly-owned subsidiary, CapStar Bank, a state bank chartered under the laws of the State of Tennessee, merged with and into Old National’s wholly-owned subsidiary, Old National Bank, a national banking association (the “Bank Merger”), with Old National Bank as the surviving bank in the Bank Merger.

Subject to the terms and conditions of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, $1.00 par value, of CapStar (“CapStar Common Stock”) outstanding immediately prior to the Effective Time, other than certain shares held by CapStar as treasury stock or shares owned by CapStar or Old National, was converted into the right to receive, without interest, (a) 1.155 shares of common stock, no par value, of Old National (“Old National Common Stock”) and (b) cash in lieu of fractional shares (such collective consideration is hereinafter referred to as the “Merger Consideration”). Subject to the terms and conditions of the Merger Agreement, at the Effective Time, (i) options to purchase 75,000 shares of CapStar Common Stock outstanding immediately prior to the Effective Time were automatically cancelled and converted into the right to receive the Merger Consideration in respect of each net share subject to the option, the number of which net shares was calculated based on the excess of the value of the Merger Consideration over the exercise price of the option; (ii) awards in respect of 59,784 shares of CapStar Common Stock subject to vesting, repurchase or other lapse restriction that were outstanding as of immediately prior to the Effective Time were fully vested and converted into the right to receive the Merger Consideration in respect of each share of CapStar Common Stock underlying such award; (iii) restricted stock unit awards (other than any such award subject to performance-based vesting conditions) in respect of 53,933 shares of CapStar Common Stock that were outstanding as of immediately prior to the Effective Time were fully vested as of immediately prior to the Effective Time and converted into the right to receive the Merger Consideration in respect of each share of CapStar Common Stock underlying such award; (iv) restricted stock unit awards (other than any such award subject to performance-based vesting conditions) in respect of 23,917 shares of CapStar Common Stock that were outstanding as of immediately prior to the Effective Time were assumed by Old National and converted into restricted stock unit awards in respect of 27,624 shares of Old National Common Stock in the aggregate; and (v) performance-based restricted stock unit awards in respect of 91,698 shares of CapStar Common Stock that were outstanding as of immediately prior to the Effective Time were fully vested (with performance goals deemed achieved at a level determined by the board of directors of CapStar or its compensation committee) and were cancelled and converted automatically into the right to receive the Merger Consideration in respect of each share of CapStar Common Stock underlying such award.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As a result of the Merger, CapStar no longer fulfills the listing requirements of the Nasdaq Global Select Market (“Nasdaq”). Prior to the Closing Date, CapStar notified Nasdaq of the closing of the Merger and requested that Nasdaq (i) suspend trading of CapStar Common Stock prior to the opening of trading in April 1, 2024, (ii) withdraw CapStar Common Stock from listing on Nasdaq and (iii) file with the SEC a notification on Form 25 of delisting of CapStar Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, CapStar Common Stock is no longer listed on Nasdaq.

Additionally, Old National, as successor to CapStar, intends to file with the SEC as promptly as possible a certification on Form 15 requesting the termination of registration of CapStar Common Stock under Section 12(g) of the Exchange Act and the suspension of CapStar’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03	Material Modifications to Rights of Security Holders.

At the Effective Time, each holder of a certificate or book-entry share representing any shares of CapStar Common Stock ceased to have any rights with respect thereto, except the right to receive the consideration described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth under Item 2.01, Item 3.01, Item 5.01 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 5.01	Changes in Control of Registrant.

On April 1, 2024, CapStar was merged with and into Old National pursuant to the Merger Agreement, with Old National continuing as the surviving corporation.

The information set forth under Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, as a result of the Merger, CapStar ceased to exist as a separate entity and CapStar’s directors and executive officers ceased serving as directors and executive officers of CapStar.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As a result of the Merger, at the Effective Time, CapStar ceased to exist and the charter and bylaws of CapStar ceased to be in effect by operation of law. As of the Effective Time, the Fifth Amended and Restated Articles of Incorporation (as amended) of Old National and the Amended and Restated By-Laws (as amended) of Old National (as successor to CapStar by operation of law) as in effect immediately prior to the Effective Time remained the articles of incorporation and the bylaws of Old National consistent with the terms of the Merger Agreement.

A copy of the Fifth Amended and Restated Articles of Incorporation (as amended) of Old National and the Amended and Restated By-Laws (as amended) of Old National are filed as Exhibits 3.1-3.5, to this Current Report on Form 8-K and are incorporated herein by reference.

The information set forth under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of October 26, 2023, by and between CapStar Financial Holdings, Inc. and Old National Bancorp (incorporated by reference to Exhibit 2.1 of the Current Report on Form 8-K, filed by CapStar Financial Holdings, Inc. October 31, 2023).
3.1	Fifth Amended and Restated Articles of Incorporation of Old National Bancorp, amended April 30, 2020 (incorporated by reference to Exhibit 3.1 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on May 18, 2020).
3.2	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp authorizing additional shares of Old National capital stock (incorporated by reference to Exhibit 3.2 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2022).
3.3	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp designating the New Old National Series A Preferred Stock (incorporated by reference to Exhibit 3.3 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2022).
3.4	Articles of Amendment to the Fifth Amended and Restated Articles of Incorporation of Old National Bancorp designating the New Old National Series C Preferred Stock (incorporated by reference to Exhibit 3.4 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 16, 2022).
3.5	Amended and Restated By-Laws of Old National Bancorp (incorporated by reference to Exhibit 3.1 of Old National’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 27, 2024).
4.1	Supplemental Indenture No. 1, dated April 1, 2024, by and among CapStar Financial Holdings, Inc., Old National Bancorp and UMB Bank, National Association.
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Old National Bancorp, as the successor by merger to the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2024	OLD NATIONAL BANCORP As successor by merger to CapStar Financial Holdings, Inc.

	By:	/s/ Nicholas J. Chulos
		Name:	Nicholas J. Chulos
		Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary